UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2005

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32319 (Commission File Number)	20-1296886 (IRS Employer Identification No.)

903 Calle Amanecer, Suite 100 San Clemente, California (Address of Principal Executive Office)		92673 (Zip Code)

(949) 369-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 27, 2005, Sunstone Hotel Investors, Inc. (“Sunstone”) entered into a definitive Purchase and Sale Agreement with Marriott International, Inc. to acquire a portfolio of six Renaissance Hotels containing 3,326 rooms for a purchase price of approximately $419.5 million. (Exhibit 10.1 attached) Sunstone has agreed to spend an additional $35.5 million on a capital expenditure program to upgrade the properties. Sunstone will acquire (i) 100% ownership of the Renaissance Harborplace (Baltimore, MD), the Renaissance Concourse (Atlanta, GA), the Renaissance Long Beach (Long Beach, CA) and the Renaissance Westchester (White Plains, NY), (ii) an 85% ownership interest (and the lender position in several partnership loans that collectively give Sunstone all of the economic interest) in the Renaissance Orlando Resort at Sea World (Orlando, FL), and (iii) a 25% interest in the Renaissance Washington, D.C. (Washington, D.C.). All of the hotel properties are, and will continue to be, operated by Marriott International, Inc. Sunstone currently operates a material percentage of the Sunstone hotels pursuant to franchise agreements with Marriott. Sunstone currently operates a material percentage of the Sunstone hotels pursuant to franchise agreements with Marriott. The acquisition is expected to be completed in June, 2005 and is subject to customary closing conditions.

In conjunction with entering into the Purchase and Sale Agreement with Marriott, Sunstone obtained equity and debt financing commitments that, together with cash on hand, are expected to be sufficient to finance the entire acquisition described above.

On April 27, 2005, Sunstone entered into a Stock Purchase Agreement with BIP REIT Private Limited, an affiliate of GIC Real Estate, an investment arm of the Government of Singapore, pursuant to which it agreed to sell 3,750,000 shares of common stock at a purchase price of $20.65 per share. (Exhibit 10.2 attached) The aggregate purchase price for the shares is $77,437,500. The Stock Purchase Agreement provides for the common stock and the purchase price to be deposited into escrow pursuant to an Escrow Agreement with Citibank, N.A., to be released upon the closing of the acquisition described above. The purchase price will be deposited into escrow within five days of the signing of the Stock Purchase Agreement and the common stock will be issued and deposited into escrow upon the occurrence of certain events specified in the Escrow Agreement. (Exhibit 10.4 attached) Sunstone also entered into a Registration Rights Agreement with BIP REIT Private Limited granting it the right to cause Sunstone to register the shares purchased pursuant to the Stock Purchase Agreement.

On April 27, 2005, Sunstone entered into a Purchase Agreement with Security Capital Preferred Growth Incorporated, an investment vehicle advised by Security Capital Research & Management Incorporated, pursuant to which it agreed to sell 4,102,564 shares of Series C Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”) at a purchase price of $24.375 per share. (Exhibit 10.5 attached) The aggregate purchase price is approximately $99,999,997. The Series C Preferred Stock will pay a base dividend of 6.45%, subject to increase based on increases in the dividends payable on Sunstone’s common stock. The Series C Preferred Stock will be convertible into common stock on a one-for-one basis at any time and will be callable after five years. The closing of this offering is conditioned upon the closing of the acquisition from Marriott described above and the closing of the sale of common stock to BIP REIT Private Limited described above. Sunstone has agreed that upon the closing of this transaction it will enter into a Registration Rights Agreement granting Security Capital Research & Management Incorporated the right to cause Sunstone to register the shares purchased pursuant to the Purchase Agreement.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to the disclosure contained under Item 1.01 related to the sale of common stock to BIP REIT, LLC and the sale of Series C Preferred Stock to Security Capital Preferred Growth Incorporated, which is incorporated herein by reference. (Exhibit 10.5 attached)

The offering of common stock to BIP REIT, LLC is exempt from registration under the Securities Act of 1933 (as amended, the “Securities Act”) pursuant to Section 4(2) thereof and Rule 506 promulgated thereunder, as there was no public offering of the securities.

The offering of Series C Preferred Stock to Security Capital Preferred Growth Incorporated is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 promulgated thereunder, as there was no public offering of the securities.

ITEM 8.01. OTHER EVENTS.

Reference is made to the press release dated April 27, 2005, which is attached hereto as Exhibit 99.1 and incorporated by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement between Marriott International, Inc. and Sunstone Hotel Investors, Inc., dated April 27, 2005.

10.2	Stock Purchase Agreement between BIP REIT Private Limited and Sunstone Hotel Investors, Inc., dated April 27, 2005.

10.3	Registration Rights Agreement between BIP REIT Private Limited and Sunstone Hotel Investors, Inc., dated April 27, 2005.

10.4	Escrow Agreement among BIP REIT Private Limited, Sunstone Hotel Investors, Inc. and Citibank, N.A., dated April 27, 2005.

10.5	Purchase Agreement among Security Capital Preferred Growth Incorporated, Sunstone Hotel Investors, Inc. and Sunstone Hotel Partnership, LLC, dated April 27, 2005.

99.1	Press Release dated April 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: May 3, 2005	By:	/s/ JON D. KLINE
Jon D. Kline Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement between Marriott International, Inc. and Sunstone Hotel Investors, Inc., dated April 27, 2005.

10.2	Stock Purchase Agreement between BIP REIT Private Limited and Sunstone Hotel Investors, Inc., dated April 27, 2005.

10.3	Registration Rights Agreement between BIP REIT Private Limited and Sunstone Hotel Investors, Inc., dated April 27, 2005.

10.4	Escrow Agreement among BIP REIT Private Limited, Sunstone Hotel Investors, Inc. and Citibank, N.A., dated April 27, 2005.

10.5	Purchase Agreement among Security Capital Preferred Growth Incorporated, Sunstone Hotel Investors, Inc. and Sunstone Hotel Partnership, LLC, dated April 27, 2005.

99.1	Press Release dated April 27, 2005.